EXHIBIT 10.6

NEGATIVE PLEDGE AGREEMENT

Pledgor:        Hardinge Technology Systems, Inc.

Borrower:     Hardinge Inc.

Bank:              M&T Bank, a New York banking corporation with its principal banking office at One M&T Plaza, Buffalo, New York 14203.  Attention: Office of General Counsel

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Pledgor and Borrower hereby agree as follows:

1.             Until such time as all Indebtedness has been irrevocably paid in full, Pledgor will not cause or permit, whether upon the happening of any contingency or otherwise, any of Pledgor’s assets indicated below (check appropriate box(es) below):

☐            all Pledgor’s personal property assets, including, without limitation, all accounts, chattel paper, investment property, deposit accounts, documents, equipment, farm products, fixtures, general intangibles (including intellectual property), instruments, inventory, causes of action (including tort claims), and all proceeds and products thereof,

☒   Pledgor’s interest in the real property located at One Hardinge Drive, Elmira, New York, and/or as more particularly described on the attached Schedule A,

☐            certain assets of Pledgor, more particularly described as follows or on the attached Schedule A:

                                                                                                                                                               ,

whether now owned or hereafter acquired, and wherever located (collectively, the AProperty@), to be transferred or conveyed, or to become subject to any lien, mortgage, security interest, tax lien, warrant or any other encumbrance, except in favor of the Bank.

2.             “Indebtedness” shall mean either (check appropriate box below):

☒          any and all indebtedness owed by Borrower to the Bank, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation:  (i) indebtedness not yet outstanding, but contracted for, or with respect to which any other commitment by the Bank exists; (ii) all interest provided in any instrument, document, or agreement which accrues on any indebtedness until payment of such indebtedness in full; (iii) any credit or financial accommodations extended by the Bank to Borrower after the commencement of a bankruptcy proceeding by or against Borrower under Title 11 of the United States Code, or otherwise, and (iv) any sums owed by Borrower to others which the Bank has obtained, or may obtain, by assignment or otherwise.

☐            any and all indebtedness owed by Borrower to the Bank pursuant to a certain note dated                         , 20        , in the original principal amount of $                                  , given by Borrower to the Bank, and any amendments, modifications or replacements thereto.

3.                                      Borrower understands and acknowledges that the Bank is relying upon this Agreement as additional security in connection with the Indebtedness, and that any breach of this Agreement by Pledgor shall constitute an event of default under the terms of any agreement evidencing the Indebtedness and Borrower’s obligations for the payment thereof (collectively, the “Loan Documents”). Upon the breach of this Agreement by Pledgor, the Bank may take such actions and enforce such remedies as the Bank may deem necessary or appropriate, under the terms of any Loan Document or pursuant to applicable law.  Notwithstanding the foregoing, nothing in this Agreement shall be construed to alter the demand nature of the Indebtedness (if applicable) or any financial accommodation provided by the Bank to Borrower in connection therewith.

4.                                      All the rights and remedies of the Bank pursuant to this Agreement and any other document executed by Pledgor or Borrower shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.

5.                                      Pledgor agrees that the Bank, after the occurrence of an Event of Default under the Loan Documents, may record this Agreement in the real property records or other governmental offices wherever any Property is located.

6.                                      If Pledgor and Borrower are not the same person or entity, then the term “Pledgor”, as used in this Agreement, shall be deemed to include, individually and collectively, Pledgor and Borrower.

WITNESS the due execution hereof as a SEALED instrument, and the delivery hereof to the Bank this 16th day of December, 2011.

HARDINGE TECHNOLOGY SYSTEMS, INC.

By:	/s/ Richard L. Simons
Name:	Richard L. Simons
Title:	President

HARDINGE INC.

By:	/s/ Edward J. Gaio
Name:	Edward J. Gaio
Title:	Vice President and CFO

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
: SS.
COUNTY OF CHEMUNG	)

On the 16th day of December in the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared RICHARD L. SIMONS personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Nancy L. Curren
Notary Public

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
: SS.
COUNTY OF CHEMUNG	)

On the 16th day of December in the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared EDWARD J. GAIO personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Nancy L. Curren
Notary Public

SCHEDULE A

Town of Horseheads

Tax Map Nos. 69.05-2-3.1, 69.05-2-3.4 and a portion of 69.09-4-62

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York, bounded and described as follows: Beginning at an iron pin in the easterly line of lands of Erie Railroad Company, which is also the northwest corner of Lot 194 of Oakwoods Estates Subdivision as said lot is designated on a map of said Subdivision filed in the Chemung County Clerk’s Office as Case Map Number 613; thence (1) North 2’ 30’ West along lands of said Railroad Company a distance of 450.51 feet to a point; thence (2) North 8’ 18’ East, along lands of said Eric Railroad Company distance of 2060.54 feet to a point; thence (3) South 81 ‘ 42’ East; along the southerly line of lands conveyed to Village of Horseheads by Ida Slayton and others, by deed recorded in Chemung County Clerk’s Office in Liber 283 of Deeds at page 496, a distance of 1277.20 feet to a point in the westerly line of the right of way of Delaware, Lackawanna and Western Railroad Company; thence (4) southeasterly along said westerly line of the right of way of said Railroad Company a distance of 1040.20 feet along the arc of a curve, to a point of tangency, said curve having a chord of 1037.77 feet, the bearing of which is South 6’ 29’ East; thence (5) South 1’ 40’ East , along the lands of said Delaware, Lackawanna and Western Railroad Company a distance of 1399.05 feet to an iron pin; thence (6) South 88’ 20’ West a distance of 690.76 feet to an iron pin at the northeasterly corner of the aforementioned Oakwoods Estates Subdivision; thence (7) North 81’ 38’ West, along the northerly line of said Subdivision, a distance of 959.93 feet to the place of beginning, and containing 87 acres, more or less.

EXCEPTING AND RESERVING all that certain tract or parcel of land previously conveyed by Koppers to the City of Elmira, by deed dated September 24, 1963, which is recorded or is to be recorded in said County Clerk’s Office, bounded and described as follows: Beginning at an iron pin in the easterly line of lands of Eric Railroad Company which is also the Northwest corner of Lot 194 of Oakwoods Estates Subdivision as said lot is designated on a map of said Subdivision filed in Chemung County Clerk’s Office as case map 613; thence N 2’ 30’ W along the common line of land of said railroad company and the party of the first part a distance of 450.51 feet to an iron pin; thence N 8’ 18’ E along said common line of lands a distance of 1,462.6 feet to an iron pin; thence through lands of the party of the first part the following courses and distances; S 0’ 2’ E a distance of 1,273 feet to an iron pin; thence S 44’ 23’ W a distance of 100 feet to an iron pin; thence S 36’ 10’ W a distance of 86.7 feet to an iron pin; thence S 6’ 59’ W a distance of 41.7 feet to an iron pin; thence S 1’ 34’ W a distance of 101.6 feet to an iron pin; thence S 3’ 39’ E a distance of 157.73 feet to an iron pin; thence S 30’ 49’ E a distance of 149.55 feet to an iron pin; thence S 81’ 39’ E a distance of 86.75 feet to an iron pin; thence S 1 ‘ 2’ W a distance of 70.6 feet to an iron pin on the southerly line of lands of the party of the first part and the northerly line of the aforementioned Oakwoods Estates Subdivision; thence along the aforementioned line N 81’ 38’ W a distance of 214.2 feet to the point and place of beginning, containing 3.7 acres, more or less.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed dated February 28, 1964 and recorded in the Chemung County Clerk’s Office in Book 562 of Deeds at page 1169.

FURTHER EXCEPTING AND RESERVING premises appropriated by the State of New York and designated as Parcels 120 and 121 on Map No. 112 from P. S. C 17460 Elmira Heights Elimination Grade Crossing.

FURTHER EXPECTING AND RESERVING, premises conveyed to Fairway Spring Co., Inc. by deed from Hardinge Brothers, Inc. dated April 2, 1974 and recorded in the Chemung County Clerk’s Office on April 4, 1974 in Liber No. 631 of Deeds at page 512 and described as follows:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York more particularly bounded and described as follows:

Commencing at an iron pin which is distant the following courses and distances from the southwest limit of Hemlock Street as is deadends as shown on Chemung County Clerk’s Office Case Map 651 termed “Mayfair Plot”, said southwest corner also being the northwest corner of Lot No. 202 on said map, thence south 11° 00’ 00” east a distance of 116.21 feet to a point in the northerly line of the premises described hereinafter described; thence south 81° 13’ 00” east a distance of 51.20 feet to an iron pin marking the place of beginning; thence from the place of beginning south 1° 07’ 03” east a distance of 455.00 feet to an iron pin; thence south 88° 52’ 57” west a distance of 255.00 feet to an iron pin; thence north 7° 28’ 01 ” west a distance of 512.54 feet to an iron pin; thence south 81° 13’ 00” east a distance of 316.40 feet to the iron pin marking the place of beginning, containing 3.119 acres.

ALSO, all that certain piece or parcel of land situated in the Town of Horseheads, County of Chemung, State of New York, which was conveyed by deed dated September 19, 1881 from Abram B. Rockwell and wife to the New York, Lackawanna and Western Railway Company (now by merger Erie-Lackawanna Railroad Company), recorded in Liber No. 76 at page 585 of Chemung County Deed Records, excepting therefrom all that portion lying between the northerly line of now or formerly Oakwood Avenue and the southerly boundary line of the above mentioned conveyance.

Containing 9.95 acres, more or less.

ALSO those two certain other parcels or strips of land situated in the Town, County and State aforesaid, which were conveyed by deed dated June 12, 1882 from Abram B. Rockwell and wife to the New York, Lackawanna and Western Railway Company, recorded in Liber No 80 at page 251 of Chemung County Deed Records, excepting therefrom all that portion of each parcel or strip which lies between the northerly line of now or formerly Oakwood Avenue and the southerly boundaries of said parcels or strips.

These last mentioned parcels or strips are each six inches in width and adjoin the easterly and westerly boundary lines of the first mentioned parcel herein conveyed by said deed dated September 19, 1881.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed from the Erie- Lackawanna Railroad Company dated July 13, 1966 and recorded in the Chemung County Clerk’s Office in Liber 576 of Deeds at page 156.

ALSO, all that tract or parcel of land situate in the Town of Horseheads, County of Chemung, State of New York, and more particularly described as follows: Beginning at the point where the Easterly line of Vermont Avenue intersects with the Southerly line of the land of Grantor; thence from said point of beginning through lands of Grantor the following six courses and distances: (1) North 2’ 15’ West, 7 feet to a point, (2) North 82’ 45’ East, 150 feet to a point, (3) North 37’ 0’ East, 35 feet to a point, (4) South 67’ 0’ East, 50 feet to a point, (5) South 42’ 0’ East, 50 feet to a point, (6) South 5’ 0’ East, 27 feet to a point in the Southerly boundary line of the lands of Grantor; thence along the said Southerly boundary line of lands of Grantor South 88’ 20’ West, 162 feet to a point; thence continuing along said Southerly boundary line North 81’ 38’ West, 135.21 feet the point and place of beginning, containing .2 acre, more or less.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed dated November 21, 1960 and recorded in the Chemung County Clerk’s Office in Liber 539 of Deeds at Page 155.

ALSO, all that tract or parcel of land situate in the Town of Horseheads, County of Chemung and State of New York and more particularly described as follows:

BEGINNING at a point on the easterly boundary of lands of Hardinge Brothers, Inc., N. 01° 22’ 57” W. a distance of 1235.71 feet from an iron pin at the intersection of said easterly boundary of the northerly boundary of Oakwood Avenue; thence S. 87° 52’ 29” W., through the lands of Hardinge Brothers, Inc., to and along the northerly face of existing plant a total distance of 625.39 feet in a point; thence continuing through said lands the following three (3) courses and distances: 1) N. 47° 07’ 31” W., a distance of 113.14 feet to a point; 2) N. 02° 07’ 31” W., a distance of 287.00 feet to a point; 3) N. 87° 52’ 29” E., a distance of 76.015 feet to a point on said easterly boundary of Hardinge Brothers, Inc.; thence S. 01° 22’ 57” E., along said easterly boundary, a distance of 367.03 feet to the point or place of beginning, being 6.311 acres of lands, more or less.

BEING a portion of the premises conveyed to the party of the first part by deed dated 28” day of February, 1969, and recorded in the  Chemung County Clerk’s Office on the 5th day of March, 1969, in Liber 562 of Deeds at page 1169, and by a deed dated the 13th of January, 1966, and recorded in the Chemung County Clerk’s Office on February 28, 1966 in Liber 576 of Deeds, at page 156.

ALSO, the free and uninterrupted use, liberty and privilege of and passage in and over the following described easement for truck and dock access of lands adjacent to the above described parcel and more particularly described as follows:

COMMENCING at the northeast corner of the above described parcel; thence S. 87° 52’29” W., a distance of 170.50 feet to the point of beginning; thence N. 02° 07’31” W., a distance of 145.00 feet to a point; thence S. 87° 52’29” W., a distance of 120.00 feet to a point; thence S. 02°07’31” B., a distance of 145.00 feet to a point on the northerly boundary of the above described parcel; thence N. 87°52’29” E., along said northerly boundary, a distance of 120.00 feet to the point or place of beginning, being 0.399 Acre or 17,400 square feet of land, more or less.

ALSO, the right of free ingress, egress and regress to and from the grantee herein, its successors and assigns, its and their tenants, occupiers or possessors of the above described property and ground and the right to construct, reconstruct and perpetually maintain water, sewer, gas and electric lines and other utilities, lines or connections over, under and through the following described parcel of land:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York, and more particularly described as follows:

COMMENCING at an iron pin at the intersection of the easterly line of lands now or formerly of “Leo Smith” (L.292, P.48) and the northerly boundary of Oakwood Avenue, said pin being shown on Case Map 1277 filed in the Chemung County Clerk’s office; thence N. 71 ° 05’ 00” E. along the last mentioned highway boundary, a distance of 7.45 feet to the point of beginning; thence N. 02° 07’ 31” W., through the lands of Hardinge Brothers, Inc. to and along the easterly face of the existing plant building, a total distance of 1283.22 feet to a point; thence N. 87° 52’ 29” E., a distance of 60.00 feet to a point; thence S. 02° 07’ 31” E., a distance of 1265.12 feet to a point on said northerly boundary of Oakwood Avenue; thence S. 71° 05’ 00” W., along the last mentioned highway boundary, a distance of 62.67,feet to the point or place of beginning, being 1.755 Acres or 76,450 square feet of land, more or less.

ALSO, the right of access to any right of way for water, sewer and public utility adjacent to the premises herein conveyed for the purpose of performing maintenance on said conveyed premises provided that any such access shall in no way interfere with the use of the rights of way involved. Subject to such utility easements and rights of way as may be recorded in the Chemung County Clerk’s office.

BEING the same premises conveyed by deed from Hardinge Brothers, Inc. to Chemung County Industrial Development Agency by deed dated December 1, 1980 and recorded in the Chemung County Clerk’s Office in Liber 677 of Deeds at page 1080.

Town of Horseheads

Portion of Tax Map No. 69.09-4-62

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows: Commencing at a concrete monument set at the intersection of the northerly line of Oakwood Avenue and the westerly right-of-way limit of Delaware, Lackawanna and Western Railroad Company; south 71° 05’ west 105.40 feet to an iron pin set in the southeast corner of a parcel of land deeded to Leo G. Smith by deed recorded in the Chemung County Clerk’s Office on July 25, 1936 in Liber 292 of Deeds at page 48; running thence north 26° 37’ west along the easterly line of the parcel so conveyed to Leo G. Smith 234.80 feet to an iron pin set in the northeast corner of the parcel so conveyed to Smith; running thence on the same course (north 26° 37’ west) 90.20 feet to an Iron pin; running thence south 64° 27’ west 278.00 feet to a point in the center of a creek; from thence along the center of said creek as it now exists the following courses and distances: east 76.00 feet, south 55’ 49’ east 30.00 feet, south 21° 21’ east 167.00 feet, south 43° 39’ east 161.65 feet to a point on the north side of Oakwood Avenue; running thence south 43° 00’ west along the northerly line of Oakwood Avenue 167.00 feet to a bolt; running thence north 38° 32’ west along the easterly line of Oakwood Estates Subdivision 448.68 feet to an iron pin; running thence north 2° 15’ west along the easterly boundary of Oakwood Estates Subdivision 1203.70 feet to an iron pin; running thence north 88° 35’ east along the southerly line of lands deeded to Koppers Company, Inc. by Joel II. Carroll recorded in the Chemung County Clerk’s Office on October 22, 1953 in Liber 416 of Deeds at page 392, 690.76 feet to an iron pin set in the westerly right-of-way limit of Delaware, Lackawanna and Western Railroad Company; running thence south 1 ° 25’ east along the westerly right-of-way limit of the Delaware, Lackawanna and Western Railroad Company 1223.73 feet to a concrete monument located at the place of beginning.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed dated July 12, 1954 and recorded in the Chemung County Clerk’s Office in Liber 421 of Deeds at Page 227.

ALSO, ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows:

BEGINNING at a point marking the southwest corner of lands now or formerly of Hardinge Brothers, Inc. (Liber 500, Page 468), said point also marking the southwest corner of Lot No. 56 of Case Map 613; thence N 87° 07’ 00” E a distance of 132.80 feet to an iron pin; thence S 2° 53’ 00” E a distance of 30.00 feet to an iron pin; thence S 87° 07’ 00” W a distance of 132.80 feet to an iron pin situate in the easterly line of Vermont Avenue; thence N 2° 53’ 00” W along the easterly line of Vermont Avenue a distance of 30.00 feet to the point marking the place of beginning. Being shown as the northerly one-half of Stewart Street as set forth on the survey map by Dennis J. Wieland L.S., dated August 5, 1994 and designated Job No. 94392-D.

Together with an easement for ingress and egress by foot or vehicle over the following described parcel:

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows: Beginning at an iron pin marking the eastern terminus of the centerline of Stewart Street as set forth on a survey map of Stewart Street by Dennis J. Wieland L.S. dated August 5, 1994 and designated Job No. 94392-D; thence S 2° 53’ 00” E a distance of 10.00 feet to a point; thence S 87° 07’ 00” W a distance of 15.00 feet to a point; thence N 2° 53’ 00” W a distance of 10.00 feet to a point; thence N 87° 07’ 00” E a distance of 15.00 feet to the iron pin marking the place of beginning.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed dated October 4, 1994 and recorded in the Chemung County Clerk’s Office on October 6, 1994 in Fiche 413, Page 148.

Town of Horseheads
Tax Map No. 69.04-4-34

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York and being known as Lots Numbered Fifty-Six (56), Fifty-Seven (57), Fifty-Eight (58) , Fifty-Nine (59), Sixty (60) and Sixty-One (61) on a map or plat of Oakwood Estates which is recorded in aforesaid county as Case Map No 613. Reference is hereby made to aforesaid plat and record for further description.

BEING the same premises conveyed to the Hardinge Brothers, Inc. by deed from Douglas G. Anderson and wife dated May 19, 1954 and recorded in the Chemung County Clerk’s Office in Volume 500 of Deeds at Page 468.

Town of Horseheads

Tax Map No. 69.09-4-59.1 & 69.09-4-59.2

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York, bounded and described as follows: Commencing at an iron pin situate N. 26° 37’ W 234.80 feet from another iron pin set in the southeast corner of a parcel of land deeded to Leo G. Smith by deed recorded in the Chemung County Clerk’s office on July 25, 1936 in Liber 292 of Deeds at page 248; running thence N 26° 37’ W along premises of Hardinge Inc. 90.20 feet to an iron pin; running thence S 64° 27’ W along a southerly line of Hardinge Inc. 278 feet to an iron pin situate in the centerline of a creek which pin is also situate in the southwesterly line of lands of Hardinge Inc.; running thence along the centerline of a creek and premises of Hardinge Inc, in the following courses and distances: 1) S 15° 10’ E 76 feet; 2) S 55° 49’ E 30 feet; 3) S 21° 21’ E 167 feet; 4) S 43° 39’ E 161.65 feet to a point situate in the northwesterly line of Oakwood Avenue, which point is also situate N 43° 0’ E 167 feet from a bolt marking the southeast corner Oakwood Estates Subdivision; running thence along the northwesterly line of Oakwood Avenue N 43° 0 E 110.10 feet to an iron pin marking the southwest corner of lands so deeded to Leo G. Smith above referred to; running thence along Smith’s west line N 46° 19’ W 152.60 feet to an iron pin; running thence N 54° 19’ E along Smith’s north line 96.10 feet to an iron pin; running thence N 30° 41’ W along Smith’s west line 130.80 feet to an iron pin; running thence N 64° 27’ E along Smith’s north line 107.0 feet to the iron pin set at the place of beginning.

The above described premises are more particularly set forth on a survey map by Weiler Associated dated May 5, 1995 and designated Job No. 3601.01 and are bounded and described as follows:

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Horseheads, County of Chemung and State of New York, bounded and described as follows: Commencing at a point situate in the northwesterly line of Oakwood Avenue, at the southernmost corner of lands now or formerly of Wallis, (L.823, P.16); thence S 43° 00’ 00” W along the northwesterly line of Oakwood Avenue, a distance of 110.93 feet to a point situate in the center of a creek; thence along the center of said creek and along the northeasterly line of premises of Hardinge Inc. the following courses and distances: (1) N 46° 10’ 31” W a distance of 130.52 feet to a point, (2) N 23° 43’ 50” W a distance of 97.78 feet to a point (3) N 23° 43’ 50” W a distance of 99.48 feet to a point, (4) N 26° 33’ 53” W a distance of 48.13 feet, (5) N 18° 03’ 26” W a distance of 54.23 feet to a point; thence N 64° 27’ 00” E along the southerly line of lands of Hardinge Inc. a distance of 272.44 feet to an iron pin; thence S 26° 37’00” E along the westerly line of lands of Hardinge Inc. a distance of 90.20 feet to a point; thence S 64° 27” 00” W a distance of 107.00 feet to an iron pin; thence S

30° 41’ 00” E a distance of 130.80 feet to an iron pin; thence S 54° 19’ 13” W a distance of 30.10 feet to an iron pin; thence continuing S 54° 19’ 13” W along the northerly line of said Wallis, a distance of 66.00 feet to an iron pin; thence S 45° 41’ 00” E a distance of 152.60 feet to the point situate in the northwesterly line of Oakwood Avenue marking the place of beginning. Said premises are shown as parcels A and B on a survey map entitled, “Division of Lands of William F. and Edith E. Taft, situate in the Town of Horseheads, Chemung County, New York” by Weiler Associates, dated May 5, 1995 and designated Job No. 3601.01, a copy of which is attached hereto.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed from Edith E. Taft dated June 8, 1995 and recorded in the Chemung County Clerk’s Office in June 8, 1995 in Fiche 482 at Page 0018.

EXCEPTING AND RESERVING ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York, bounded and described as follows: Beginning at a point situate in the northwesterly line of Oakwood Avenue, which point is 526.2 ± feet northeasterly along the northwesterly line of Oakwood Avenue from the intersection of the northwesterly line of Oakwood Avenue and the northerly line of Vermont Avenue; thence N 46° 10’ 32” W a distance of 130.52 feet to a point; thence N 23° 43’ 50” W a distance of 44.69 feet to a point; thence N 54° 19’ 13” E through an iron pin situate at a distance of 11.79 feet, a total distance of 91.79 feet to an iron pin; thence S 47° 08’ 52” E a distance of 153.54 feet to a point situate in the northwesterly line of Oakwood Avenue; thence S 43° 00’ 00” W along the northwesterly line of Oakwood Avenue a distance of 109.93 feet to the point marking the place of beginning. Said premises are designated as Parcel B on the attached survey map entitled “Division of Lands of Hardinge Technology Systems, Inc., Town of Horseheads, Chemung County, New York” by Weiler Associates, dated November 15, 2007, designated Job No. 14097.

ALSO, EXCEPTING AND RESERVING ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York, bounded and described as follows: Beginning at a point situate in the northwesterly line of Oakwood Avenue which point is 636.13 ± feet northeasterly along the northwesterly line of Oakwood Avenue from the intersection of the northwesterly line of Oakwood Avenue and the northerly line of Vermont Avenue; thence N 47° 08’ 52” W a distance of 153.54 feet to an iron pin; thence N 54° 19’ 13” E a distance of 5.00 feet to an iron pin; thence S 45° 41’ 00” E a distance of 152.60 to a point situate in the northwesterly line of Oakwood Avenue; thence S 43° 00’ 00” W a distance of 1.00 feet to the point marking the place of beginning. The premises are designated as Parcel C on a survey map entitled “Division of Lands of Hardinge Technology Systems Inc., Town of Horseheads, Chemung County, New York” by Weiler Associates dated November 15, 2007, designated Job No. 14097.

Town of Horseheads

Tax Map No. 69.10-2-67

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York, and being known as Lots No. One Hundred Forty Two (142) and No. One Hundred Forty Three (143) on a map or plat of Fairview, Addition #2, which is recorded in aforesaid County as Case Map 583. Reference is hereby made to aforesaid plat and record for further description.

EXCEPTING: ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows: Beginning at a PK nail set in the westerly line of Grand Central Avenue at the intersection of the westerly line of Grand central Avenue with the southerly line of Oakwood Avenue, which PK Nail also represents the northeast corner of Lot 143 as shown on a map recorded in the Chemung County Clerks’s Office as Case Map No. 583; thence running S 6° 23’ 00” W along the westerly line of Grand Central Avenue a distance of 49.21 feet to an iron pin set; thence running N 83° 20’ 46” W a distance of 162.17 feet to an iron pin set in the southerly line of Oakwood Avenue; thence running N 79° 45’ 00” E along the southerly line of Oakwood Avenue a distance of 169.25 feet to the PK nail marking the place of beginning. Being shown as Lot “B” on the attached map entitled “Map of Proposed Lot “B”, Being Part of the Lands of Hardinge Inc.” by Daniel L. Walter, Licensed Land Surveyor dated 12/97 and designated Job No. 96.050 Ex.

ALSO EXCEPTING a ten foot wide perpetual utility easement adjoining the above described property on the south for the following  purposes: to construct, reconstruct, extend, operate and inspect, maintain, and remove at its pleasures, above and below ground utilities as deemed fit by the Grantee within the following described parcel of land: ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows: Beginning at the iron pin situate in the westerly line of Grand Central Avenue which iron pin marks the southeast corner of the above described parcel of land; thence running S 06° 23’ 00” W along the westerly line of Grand Central Avenue a distance of 10.00 feet to a point; thence N 83° 20’ 46” W a distance of approximately 163 +/- feet to a point situate in the westerly line of Lot No. 143 of Case Map #583; thence N 02° 07’ 00” W a distance of 10.00 +/- feet to an iron pin situate in the southerly line of Oakwood Avenue; thence S 83° 20’ 46” E a distance 162.17 feet to the iron pin marking the place of beginning. Being depicted as a 10’ Utility Easement on the aforementioned map by Daniel L. Walter.

TOGETHER with the right to the use of the ground located within said ten foot utility easement provided that such use will not interfere with or obstruct the grantee’s use of said easement and shall not disturb the grade of said ground as it now exists.

Town of Horseheads

Tax Map No. 69.10-2-25

ALL THAT TRACT OR PARCEL OF LAND situate in the Town of Horseheads, County of Chemung and State of New York bounded and described as follows: Beginning at an iron pin standing at the northwest corner of Rockwell Avenue and Oakwood Avenue as laid down on a plot of lots known as Fairview No. 2 a map of which is filed in the Chemung County Clerk’s Office as Case Map No. 583 and running as the magnetic needle pointed in the year 1918 N. 1° 51’ E. along the west line of said Rockwell Avenue 98.8 feet to an iron pin; thence N. 88° 09’ W. 104.77 feet to an iron pin standing in the east right of way line of the D. L. & W. Railroad; thence S. 2° 08’ E. along the east right of way line of the said D. L. & W. Railroad 119.71 feet to an iron pin standing in the north line of said Oakwood Avenue 98.64 feet to the place of beginning; being the southerly portion of lots 148 and 149 as laid down on a plot of lots known as Fairview No. 2, a map of which is filed in the Chemung County Clerk’s Office as Case Map 583. Subject to the restrictions of record.

BEING the same premises conveyed to Hardinge Brothers, Inc. by deed recorded in the Chemung County Clerk’s office on May 19, 1999 in Fiche 1028. Page 368.